UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York		10166-0188
(Address of Principal Executive Offices)		(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07 Submission of Matters to a Vote of Security Holders.

At MetLife, Inc.’s (the “Company’s”) annual meeting of shareholders on June 13, 2017, the shareholders:

•	elected eleven Directors, each for a term expiring at the Company’s 2018 annual meeting of shareholders;

•	ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2017;

•	approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2017 Proxy Statement;

•	voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers(1); and

•	did not approve a shareholder proposal to reduce the ownership required for shareholders to call a special meeting.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Cheryl W. Grisé	875,465,463	26,735,460	2,863,507	71,976,876
Carlos M. Gutierrez	900,933,741	2,384,987	1,745,702	71,976,876
David L. Herzog	897,468,980	6,675,996	919,454	71,976,876
R. Glenn Hubbard, Ph.D.	900,429,644	3,731,639	903,147	71,976,876
Steven A. Kandarian	882,759,716	16,377,996	5,926,918	71,976,676
Alfred F. Kelly, Jr.	901,499,526	2,623,039	941,865	71,976,876
Edward J. Kelly, III	895,056,718	9,079,227	928,485	71,976,876
William E. Kennard	897,144,277	6,993,509	926,644	71,976,876
James M. Kilts	824,879,049	77,265,757	2,919,624	71,976,876
Catherine R. Kinney	902,896,469	1,269,050	898,911	71,976,876
Denise M. Morrison	890,616,550	13,547,122	900,758	71,976,876

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2017	966,858,033	9,263,669	919,604	-0-

Advisory vote to approve the compensation paid to the Company’s Named Executive Officers	777,598,864	125,417,446	2,048,120	71,976,876

Shareholder proposal to reduce the ownership required for shareholders to call a special meeting.	386,710,160	516,695,913	1,658,357	71,976,876

	1 year	2 years	3 years	Abstained	Broker Non-Votes
Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers(1)	823,260,820	1,110,850	79,375,714	1,317,046	71,976,876

(1)	The Company expects to disclose on Form 8-K/A its Board of Directors’ determination of the frequency with which future advisory votes on executive compensation will be held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Senior Vice President and Secretary

Date: June 15, 2017